UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2005

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street, Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Prudential Financial, Inc. (“Prudential”) entered into an indenture, dated April 25, 2003, between Prudential and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank) (“JPMorgan”), as Trustee, relating to Senior Debt Securities (the “Senior Debt Indenture”). A copy of the Senior Debt Indenture is attached hereto as Exhibit 4.1 and is filed with reference to and hereby incorporated by reference into Prudential’s shelf Registration Statement on Form S-3 (File Nos. 333-123240, 333-123240-01 and 333-123240-02).

Item 9.01. Financial Statements And Exhibits.

(c)	Exhibit	Description
	4.1	Indenture, dated April 25, 2003, between Prudential Financial, Inc. and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Trustee, relating to Senior Debt Securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Stephen W. Gauster
Name:	Stephen W. Gauster
Title:	Assistant Secretary

Date: June 8, 2005

EXHIBIT INDEX

Exhibit	Description
4.1	Indenture, dated April 25, 2003, between Prudential Financial, Inc. and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Trustee, relating to Senior Debt Securities.